Exhibit 99.5

CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Panhandle B Member 2 LLC

For the Three Months Ended March 31, 2014 and

the Period: March 1, 2013 (Date of Inception) to March 31, 2013

Panhandle B Member 2 LLC

Consolidated Financial Statements (Unaudited)

For the Three Months Ended March 31, 2014 and

the Period: March 1, 2013 (Date of Inception) to March 31, 2013

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Financial Position	1
Consolidated Statements of Operations and Comprehensive Loss	2
Consolidated Statements of Changes in Member’s Capital	3
Consolidated Statements of Cash Flows	4

Panhandle B Member 2 LLC

Consolidated Statements of Financial Position

(In Thousands of U.S. Dollars)

(Unaudited)

	March 31,	December 31,
	2014	2013
Assets
Current assets:
Cash and cash equivalents	$181	$196
Prepaid expenses and other current assets	4,040	4,662
Deposit	24,000	24,000
Deferred financing costs, net of accumulated amortization of $2,477 and $273 as of March 31, 2014 and December 31, 2013, respectively	5,606	7,599

Total current assets	33,827	36,457

Turbine advances	58,365	111,820
Construction in progress	123,947	12,281
Property, plant and equipment	1,654	82

Total assets	$217,793	$160,640

Liabilities and member’s capital
Current liabilities:
Accounts payable and other accrued liabilities	$8	$151
Accrued construction costs	34,689	886
Related party payable	1,613	1,604
Accrued interest	—	62
Short-term debt	93,815	70,906

Total current liabilities	130,125	73,609

Asset retirement obligation	1,622	50

Total liabilities	131,747	73,659

Member’s capital:
Capital	86,408	87,033
Accumulated loss	(362)	(52)

Total member’s capital	86,046	86,981

Total liabilities and member’s capital	$217,793	$160,640

Panhandle B Member 2 LLC

Consolidated Statements of Operations and Comprehensive Loss

(In Thousands of U.S. Dollars)

(Unaudited)

March 1, 2013
	Three months	(Date of Inception)
	ended	to
	March 31, 2014	March 31, 2013
Revenue:
Electricity sales	$—	$—

Total revenue	—	—

Cost of revenue:
General and administrative	—	—

Total cost of revenue	—	—

Operating loss	—	—

Other expense:
Interest expense	(310)	—

Total other expense	(310)	—

Net and comprehensive loss	$(310)	$—

Panhandle B Member 2 LLC

Consolidated Statements of Changes in Member’s Capital

(In Thousands of U.S. Dollars)

(Unaudited)

		Accumulated
	Capital	Loss	Total
Balances at December 31, 2013	$87,033	$(52)	$86,981
Capital distributions	(625)	—	(625)
Net and comprehensive loss	—	(310)	(310)

Balances at March 31, 2014	$86,408	$(362)	$86,046

Panhandle B Member 2 LLC

Consolidated Statements of Cash Flows

(In Thousands of U.S. Dollars)

(Unaudited)

		March 1, 2013
	Three months	(Date of Inception)
	ended	to
	March 31, 2014	March 31, 2013
Operating activities
Net loss	$(310)	$—
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of financing costs	179	—
Changes in operating assets and liabilities:
Prepaid expenses and other current assets	491	—
Accounts payable and other accrued liabilities	(11)	—
Related party payable	9	—

Net cash provided by operating activities	358	—

Investing activities
Capital expenditures	(22,283)	(2)

Net cash used in investing activities	(22,283)	(2)

Financing activities
Capital contributions	—	2
Capital distributions	(625)	—
Proceeds from issuance of short-term debt	22,909	—
Payment of deferred equity issuance costs	(20)	—
Payment of deferred financing costs	(354)	—

Net cash provided by financing activities	21,910	2

Net change in cash and cash equivalents	(15)	—
Cash and cash equivalents at beginning of quarter	196	—

Cash and cash equivalents at end of quarter	$181	$—

Schedule of non-cash activities
Capitalized interest to short-term debt	$269	$—
Capitalized commitment fee to short-term debt	286	—
Accrued construction in progress costs	33,803	22
Amortization of prepaid expenses and other current assets - included as construction in progress	150	—
Amortization of deferred financing costs - included as construction in progress	2,026	—
Change in property, plant and equipment	1,572	—
Capitalized interest - included as construction in progress	269	—

4